UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2005

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

TEXAS (State or Other Jurisdiction of Incorporation)	333-106637 (Commission File Number)	16-1644353 (IRS Employer Identification Number)

200 Yorkland Blvd., Suite 710, Toronto, Ontario, M2J5C1, Canada (Address of Principal Executive Offices with Zip Code)

Registrant’s telephone number, including area code: (416) 496-9988

                                                      Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01 Regulation FD Disclosure.

On January 10, 2006, Strategy International Insurance Group, Inc., a Texas corporation (“Strategy”), issued the Press Release attached as Exhibit 99.1 hereto.

Section 8 — Other Events

Item 8.01. Other Events.

Strategy entered into a letter agreement (the “Agreement”) attached as Exhibit 99.2 hereto with RS Group of Companies, Inc., a Florida corporation (“RS Group”), pursuant to which Strategy confirmed its intent to enter into a merger transaction with RS Group. In such transaction, RS Group will merge with and into Strategy or an affiliate, subsidiary or successor entity thereof (the “Merger Entity”), whereby the Merger Entity would be the surviving entity in the merger (the “Merger”). The Agreement contemplates that each of the holders of issued and outstanding stock of RS Group of any and all classes (“RS Stock”) will receive in the Merger, in exchange for every three shares of RS Stock held thereby, two shares of common stock of the Merger Entity (“Merger Stock”). Any and all issued and outstanding subscriptions, options, warrants, rights, calls, commitments, conversion rights, rights of exchange, plans or other agreements of any character providing for the purchase, issuance, transfer or sale of any stock or other any equity securities (“Equity Rights”) of RS Group will be exchanged for comparable Equity Rights of the Merger Entity, based on the same exchange of three shares (or right to acquire shares) of RS Stock for two shares of Merger Stock. The consummation of the Merger is subject to the negotiation and execution of a definitive merger agreement and other definitive documents provided for in the Agreement, and the satisfaction of the closing conditions specified therein, including receipt of satisfactory fairness opinions.

The Agreement supersedes and replaces in all respects all previous understandings and agreements between Strategy and RS Group regarding the Merger and the transactions contemplated thereby.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release of Strategy International Insurance Group, Inc., dated January 10, 2006.
99.2	Letter Agreement between Strategy International Insurance Group, Inc. and RS Group of Companies, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STRATEGY INTERNATIONAL INSURANCE GROUP, INC.

Date: January 25, 2006	By:	/s/ Stephen Stonhill
Name: Stephen Stonhill
Title: Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Number	Description

99.1	Press release of Strategy International Insurance Group, Inc., dated January 10, 2006.
99.2	Letter Agreement between Strategy International Insurance Group, Inc. and RS Group of Companies, Inc.